                                                                   EXHIBIT 7(e)1
                              Ascend Partners, LP
                            c/o Ascend Capital LLC
                           One Montgomery, Suite 330
                           San Francisco, CA  94104

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Ascend Partners, LP, a Delaware limited partnership (the "Purchaser").
                                                              ---------
Capitalized terms used in this Agreement shall have the meanings set forth in the attached Schedule B.
             ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

               (a)  Organization; Authority.  The Purchaser is an entity duly
                    -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b)  Access to Information.  The Purchaser acknowledges that it has
               ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d)  Consents and Approvals.  The Purchaser is not required to obtain
               ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e)  Delivery Requirements.  The Purchaser shall satisfy all delivery
               ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a)  Authorization; Enforcement.  The Seller has the requisite power
               --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b)  No liens on Registered Shares. As of the date on which Registered
               -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d)  Consents and Approvals.  The Seller is not required to obtain any
               ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e)  Certain Fees.  Except for certain fees payable by the Seller as
               ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f)  Disclosure.  The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

          (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

          (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified party") shall
                                                   -----------------
promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing of the occurrence of the facts and
-------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller           The Allen E. Paulson Living Trust
     by U.S. mail or            Paulson Enterprises
     facsimile transmission:    P.O. Box 9660
                                Rancho Santa Fe, CA 92067
                                Facsimile Numbers.: 858-756-3194

                                Attn: J. Michael Paulson
                                      and Nicholas Diaco

     If to the Seller           The Allen E. Paulson Living Trust
     by courier service:        c/o Del Mar Country Club
                                6001 Clubhouse Drive
                                Rancho Santa Fe, CA 92067

     With a copy to:            Gibson, Dunn & Crutcher LLP
                                2029 Century Park East
                                Century City, CA  90067-3026
                                Facsimile No.:  310-551-8741
                                Telephone No.: 310-552-8500
                                Attn: Shari Leinwand, Esq.

     If to the Purchaser:       To the address set forth under the
                                Purchaser's name on the signature
                                pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be
          -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)   Headings.  The headings herein are for convenience only, do not
           --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)   Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10)  No Third-Party Beneficiaries.  This Agreement is intended for the
           ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11)  Governing Law.  All questions concerning the construction,
           -------------
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
------------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival.  The representations, warranties, agreements and covenants
           --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent
           ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                  -------------------------------
                              Name:  John Michael Paulson
                              Title:  Co-Trustee

                              By: /s/ Nicholas Diaco
                                  -------------------------------
                              Name:  Nicholas Diaco
                              Title:  Co-Trustee

                              ASCEND PARTNERS, LP

                              By:________________________________
                              Name:
                              Title:

                    Address for Notice:
                    Ascend Partners, LP
                    c/o Ascend Capital LLC
                    One Montgomery, Suite 330
                    San Francisco, CA  94104
                    Tel.: 415-217-7733
                    Fax: 415-217-7699
                    Attn: Chief Financial Officer
                                   Schedule A
                                   ----------

                    Registered Shares Purchased by Purchaser
                    ----------------------------------------

     Purchaser                Registered Shares Purchased
     ---------                ---------------------------

     Ascend Partners, LP      48,000

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     Ascend Partners, LP:


          DTC#: 773
          Institutional ID: 94115
          Agent Bank #: 94115
          Tax ID #: 56-205-8405
          Internal Account #: 37

          Tax I.D. No. of Purchaser:  880431210

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:


     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                   Exhibit 7(e)2

                         Ascend Partners Sapient, LP
                            c/o Ascend Capital LLC
                           One Montgomery, Suite 330
                           San Francisco, CA  94104

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Ascend Partners Sapient, LP, a Delaware limited partnership (the "Purchaser"). Capitalized terms used in this Agreement shall have the meanings
 ---------
set forth in the attached Schedule B.
                          ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

              (a) Organization; Authority.  The Purchaser is an entity duly
                  -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              ---------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4) Indemnification.
         ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be
                                              ----------------
suffered or incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5) Entire Agreement.  This Agreement contains the entire understanding of
         ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller               The Allen E. Paulson Living Trust
     by U.S. mail or                Paulson Enterprises
     facsimile transmission:        P.O. Box 9660
                                    Rancho Santa Fe, CA 92067
                                    Facsimile Numbers.: 858-756-3194

                                    Attn: J. Michael Paulson
                                          and Nicholas Diaco

     If to the Seller               The Allen E. Paulson Living Trust
     by courier service:            c/o Del Mar Country Club
                                    6001 Clubhouse Drive
                                    Rancho Santa Fe, CA 92067

     With a copy to:                Gibson, Dunn & Crutcher LLP
                                    2029 Century Park East
                                    Century City, CA  90067-3026
                                    Facsimile No.:  310-551-8741
                                    Telephone No.: 310-552-8500
                                    Attn: Shari Leinwand, Esq.

     If to the Purchaser:           To the address set forth under the
                                    Purchaser's name on the signature
                                    pages hereto

     (7)  Amendments; Waivers. No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival.  The representations, warranties, agreements and covenants
          --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                  ------------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                  -------------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee

                              ASCEND PARTNERS SAPIENT, LP

                              By:_____________________________________
                              Name:
                              Title:

                         Address for Notice:
                         Ascend Partners Sapient, LP
                         c/o Ascend Capital LLC
                         One Montgomery, Suite 330
                         San Francisco, CA 94104
                         Tel.: 415-217-7733
                         Fax: 415-217-7699
                         Attn: Chief Financial Officer
                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                         Registered Shares Purchased
     ---------                         ---------------------------

     Ascend Partners Sapient, LP       48,000

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     Ascend Partners Sapient, LP:


          DTC#: 773
          Institutional ID: 94115
          Agent Bank #: 94115
          Tax ID #: 56-205-8405
          Internal Account #: 37

          Tax I.D. No. of Purchaser:  94-3388960

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                           Wire Transfer Instructions
                           --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                   Exhibit 7(e)3

                          Ascend Offshore Fund, Ltd.
                            c/o Ascend Capital LLC
                           One Montgomery, Suite 330
                           San Francisco, CA  94104

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Ascend Offshore Fund, Ltd., a company organized under the laws of the British Virgin Islands (the "Purchaser"). Capitalized terms used in this
                             ---------
Agreement shall have the meanings set forth in the attached Schedule B.
                                                            ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

               (a) Organization; Authority.  The Purchaser is an entity duly
                   -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

    (3)  Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

               (a) Authorization; Enforcement. The Seller has the requisite
                   --------------------------
power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

               (b) No liens on Registered Shares. As of the date on which
                   -----------------------------
Registered Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

               (c) No Conflicts. The execution, delivery and performance of this
                   ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

               (d) Consents and Approvals. The Seller is not required to obtain
                   ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

               (e) Certain Fees. Except for certain fees payable by the Seller
                   ------------
as set forth in Schedule D hereto, no fees or commissions will be payable by the
                ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

               (f) Disclosure. The Seller confirms that neither it nor any other
                   ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4) Indemnification.
         ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5) Entire Agreement.  This Agreement contains the entire understanding of
         ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller             The Allen E. Paulson Living Trust
     by U.S. mail or              Paulson Enterprises
     facsimile transmission:      P.O. Box 9660
                                  Rancho Santa Fe, CA 92067
                                  Facsimile Numbers.: 858-756-3194

                                  Attn: J. Michael Paulson
                                        and Nicholas Diaco

     If to the Seller             The Allen E. Paulson Living Trust
     by courier service:          c/o Del Mar Country Club
                                  6001 Clubhouse Drive
                                  Rancho Santa Fe, CA 92067

     With a copy to:              Gibson, Dunn & Crutcher LLP
                                  2029 Century Park East
                                  Century City, CA  90067-3026
                                  Facsimile No.:  310-551-8741
                                  Telephone No.: 310-552-8500
                                  Attn: Shari Leinwand, Esq.

     If to the Purchaser:         To the address set forth under the
                                  Purchaser's name on the signature
                                  pages hereto

     (7) Amendments; Waivers. No provision of this Agreement may be waived or
         -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival.  The representations, warranties, agreements and covenants
          --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                  -----------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                  ------------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee

                              ASCEND OFFSHORE FUND, LTD.

                              By:_____________________________________
                              Name:
                              Title:

                        Address for Notice:
                        Ascend Offshore Fund, Ltd.
                        c/o Ascend Capital LLC
                        One Montgomery, Suite 330
                        San Francisco, CA  94104
                        Tel.: 415-217-7733
                        Fax: 415-217-7699
                        Attn: Chief Financial Officer
                                   Schedule A
                                   ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                      Registered Shares Purchased
     ---------                      ---------------------------

     Ascend Offshore Fund, Ltd.     204,000

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

Ascend Offshore Fund, Ltd.:


       DTC#: 773
       Institutional ID: 94115
       Agent Bank #: 94115
       Tax ID #: 56-205-8405
       Internal Account #: 37

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO: Allen E. Paulson Living Trust

                                                                   Exhibit 7(e)4

                                AIM Funds Group
                         11 Greenway Plaza, Suite 100
                              Houston, TX  77046

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and AIM Funds Group, a Delaware business trust (the "Purchaser"). Capitalized
                                                     --------
terms used in this Agreement shall have the meanings set forth in the attached Schedule B.
----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

          (a)  Organization; Authority.  The Purchaser is an entity duly
               -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b)  Access to Information.  The Purchaser acknowledges that it has
               ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d)  Consents and Approvals.  The Purchaser is not required to obtain
               ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e)  Delivery Requirements.  The Purchaser shall satisfy all delivery
               ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3)  Representations and Warranties of the Seller.  The Seller hereby
          --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a)  Authorization; Enforcement.  The Seller has the requisite power
               ---------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b)  No liens on Registered Shares.  As of the date on which
               -----------------------------
Registered Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d)  Consents and Approvals.  The Seller is not required to obtain any
               ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e)  Certain Fees.  Except for certain fees payable by the Seller as
               ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f)  Disclosure.  The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

          (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

          (b)  The Purchaser agrees to indemnify the Seller and its
                   ----------------
shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified party") shall
                                                   -----------------
promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing of the occurrence of the facts and
-------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller         The Allen E. Paulson Living Trust
     by U.S. mail or          Paulson Enterprises
     facsimile transmission:  P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile Numbers.: 858-756-3194

                              Attn: J. Michael Paulson
                                    and Nicholas Diaco

     If to the Seller         The Allen E. Paulson Living Trust
     by courier service:      c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA  90067-3026
                              Facsimile No.:  310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be
          -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction,
          -------------
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
------------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival.  The representations, warranties, agreements and
           --------
covenants contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent
           ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                  -----------------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                  -----------------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee

                              AIM FUNDS GROUP, ON BEHALF OF ITS PORTFOLIO, AIM SMALL CAP EQUITY FUND

                              By:____________________________________
                              Name:
                              Title:

                    Address for Notice:
                    AIM Funds Group
                    11 Greenway Plaza, Suite 100
                    Houston, TX  77046
                    Tel.: 713-214-1191
                    Fax: 713-993-9185
                    Attn: General Counsel
                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser             Registered Shares Purchased
     ---------             ----------------------------

     AIM Funds Group       300,000

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

AIM Funds Group:

     Custodian Bank:     State Street Bank and Trust Co.
     Agent ID Number:    20997
     Agent's DTC Participation Number:  997
     Agent's Internal Account Number:  KG69
     Institution Number: 57949
     Tax ID Number: 76-0649197

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:


     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------

     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                   Exhibit 7(e)5

                         Blue Coast Partners II, L.P.
                             One Montgomery Street
                           San Francisco, CA  94104

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Blue Coast Partners, L.P., a California limited partnership (the "Purchaser"). Capitalized terms used in this Agreement shall have the meanings
 ---------
set forth in the attached Schedule B.
                          ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

               (a)  Organization; Authority.  The Purchaser is an entity duly
                    -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b)  Access to Information.  The Purchaser acknowledges that it has
               ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d)  Consents and Approvals.  The Purchaser is not required to obtain
               ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e)  Delivery Requirements.  The Purchaser shall satisfy all delivery
               ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3)  Representations and Warranties of the Seller.  The Seller hereby
          --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a)  Authorization; Enforcement.  The Seller has the requisite power
               ---------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b)  No liens on Registered Shares.  As of the date on which
               -----------------------------
Registered Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d)  Consents and Approvals.  The Seller is not required to obtain any
               ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e)  Certain Fees.  Except for certain fees payable by the Seller as
               ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f)  Disclosure.  The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller         The Allen E. Paulson Living Trust
     by U.S. mail or          Paulson Enterprises
     facsimile transmission:  P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile Numbers.: 858-756-3194

                              Attn: J. Michael Paulson
                                    and Nicholas Diaco

     If to the Seller         The Allen E. Paulson Living Trust
     by courier service:      c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA  90067-3026
                              Facsimile No.:  310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be
          -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10)  No Third-Party Beneficiaries.  This Agreement is intended for the
           ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11)  Governing Law.  All questions concerning the construction,
           -------------
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
------------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival.  The representations, warranties, agreements and
           --------
covenants contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent
           ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                 -----------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -----------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee

                              BLUE COAST PARTNERS II, L.P.

                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:
                    Blue Coast Partners II, L.P.
                    c/o Fort Point Capital Management LLC
                    One Montgomery Street
                    San Francisco, CA  94104
                    Tel.: 415-394-0450
                    Fax: 415-394-0456

                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                       Registered Shares Purchased
     ---------                       ---------------------------

     Blue Coast Partners II, L.P.    26,500

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     DTC #0773

     Banc of America Securities LLC

     A/C#:  118-15601

     A/C NAME:  BLUE COAST PARTNERS II, L.P.

     ATTN:  SAHLE DENEKE

     TaxID 94-3401865

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:


     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                   Exhibit 7(e)6

                             Citi Fort Point Ltd.
                        c/o CIBC Bankard Trust Company
                                 Edward Street
                         Grand Cayman, Cayman Islands
                              British West Indies

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn: J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Citi Fort Point Ltd., a company formed under the laws of the Cayman Islands (the "Purchaser"). Capitalized terms used in this Agreement shall have the
      ---------
meanings set forth in the attached Schedule B.
                                   ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

          (a) Organization; Authority.  The Purchaser is an entity duly
              -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

   (3)  Representations and Warranties of the Seller.  The Seller hereby
        --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller            The Allen E. Paulson Living Trust
     by U.S. mail or             Paulson Enterprises
     facsimile transmission:     P.O. Box 9660
                                 Rancho Santa Fe, CA 92067
                                 Facsimile Numbers.: 858-756-3194

                                 Attn: J. Michael Paulson
                                       and Nicholas Diaco

     If to the Seller            The Allen E. Paulson Living Trust
     by courier service:         c/o Del Mar Country Club
                                 6001 Clubhouse Drive
                                 Rancho Santa Fe, CA 92067

     With a copy to:             Gibson, Dunn & Crutcher LLP
                                 2029 Century Park East
                                 Century City, CA  90067-3026
                                 Facsimile No.:  310-551-8741
                                 Telephone No.: 310-552-8500
                                 Attn: Shari Leinwand, Esq.

     If to the Purchaser:        To the address set forth under the
                                 Purchaser's name on the signature
                                 pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival.  The representations, warranties, agreements and covenants
          --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13) Execution.  This Agreement may be executed in two or more
          ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14) Severability.   In the event that any court of competent
          ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                       THE ALLEN E. PAULSON LIVING TRUST


                                       By: /s/ John Michael Paulson
                                          -----------------------------
                                       Name:  John Michael Paulson
                                       Title: Co-Trustee

                                       By: /s/ Nicholas Diaco
                                          -----------------------------
                                       Name:  Nicholas Diaco
                                       Title: Co-Trustee

                                       CITI FORT POINT LTD.

                                       By:_____________________________________
                                       Name:
                                       Title:

                         Address for Notice:
                         Citi Fort Point Ltd.
                         c/o CIBC Bankard Trust Company
                         Edward Street
                         Grand Cayman, Cayman Islands
                         British West Indies
                         Tel.: 415-394-0450 & 345-914-9452
                         Fax: 415-394-0456

     With a copy to:     Fort Point Capital Management LLC
                         One Montgomery Street
                         San Francisco, CA 94104
                         Tel.: 415-394-0450
                         Fax: 415-394-0456

                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                       Registered Shares Purchased
     ---------                       ---------------------------

     Citi Fort Point Ltd.            12,390

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     DTC #0773

     Banc of America Securities LLC

     A/C#: 313-15398

     A/C NAME: CITI FORT POINT LTD.

     ATTN: SAHLE DENEKE

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------

1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To: Account Number 720-51920
     FBO: Allen E. Paulson Living Trust

                                                                   Exhibit 7(e)7

                            Bramwell Capital Corp.
                       c/o Icaza, Gonzales-Ruiz & Aleman
                                  P.O. Box 873
                   Road Town, Tortola, British Virgin Islands

                                November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Bramwell Capital Corp., a company organized under the laws of the British Virgin Islands (the "Purchaser"). Capitalized terms used in this Agreement shall
                     ---------
have the meanings set forth in the attached Schedule B.
                                            ----------

     (1) Purchase and Sale of Registered Shares.
         --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2) Representations, Warranties and Covenants of the Purchaser.  The
         ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

          (a) Organization; Authority.  The Purchaser is an entity duly
              -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

    (3) Representations and Warranties of the Seller.  The Seller hereby
        --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f)  Disclosure.  The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

   (4)  Indemnification.
        ---------------

          (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

          (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or incurred by it as
                  ----------------
a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified party") shall
                                                   -----------------
promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing of the occurrence of the facts and
 ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

   (5)  Entire Agreement.  This Agreement contains the entire understanding of
        ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller            The Allen E. Paulson Living Trust
     by U.S. mail or             Paulson Enterprises
     facsimile transmission:     P.O. Box 9660
                                 Rancho Santa Fe, CA 92067
                                 Facsimile Numbers.: 858-756-3194

                                 Attn: J. Michael Paulson
                                       and Nicholas Diaco

     If to the Seller            The Allen E. Paulson Living Trust
     by courier service:         c/o Del Mar Country Club
                                 6001 Clubhouse Drive
                                 Rancho Santa Fe, CA 92067

     With a copy to:             Gibson, Dunn & Crutcher LLP
                                 2029 Century Park East
                                 Century City, CA  90067-3026
                                 Facsimile No.:  310-551-8741
                                 Telephone No.: 310-552-8500
                                 Attn: Shari Leinwand, Esq.

     If to the Purchaser:        To the address set forth under the
                                 Purchaser's name on the signature
                                 pages hereto

     (7)  Amendments; Waivers. No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11)  Governing Law. All questions concerning the construction, validity,
           -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival. The representations, warranties, agreements and covenants
           --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution. This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability. In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                  ------------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                  ------------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee

                              BRAMWELL CAPITAL CORP.

                              By:_____________________________________
                              Name:
                              Title:

                      Address for Notice:


                      Bramwell Capital Corp.
                      c/o Icaza, Gonzales-Ruiz & Aleman
                      P.O. Box 873
                      Road Town, Tortola, British Virgin Islands
                      Fax: 809-49-45880

                      If via Federal Express:

                      Bramwell Capital Corp.
                      c/o Icaza, Gonzales-Ruiz & Aleman
                      Vanterpool Plaza
                      Wickhams Cay I

   With a copy to:    Robinson Silverman Pearce Aronsohn & Berman LLP
                      1290 Avenue of the Americas
                      New York, New York 10104
                      Attn:  Kenneth L. Henderson
                      Fax:  212-541-1357

                                   Schedule A
                                   ----------

                    Registered Shares Purchased by Purchaser
                    ----------------------------------------

     Purchaser                          Registered Shares Purchased
     ---------                          ---------------------------

     Bramwell Capital Corp.             200,000

                                   Schedule B
                                   ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   Schedule C
                                   ----------

                       Purchaser DTC Account Instructions
                       ----------------------------------

Bramwell Capital Corp.

     Bear, Stearns & Co.
     DTC # 352
     For the account of Bramwell Capital Corp., Account # 102-26302.

                                   Schedule D
                                   ----------

                       Schedule of Fees Payable by Seller
                       ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                   Schedule E
                                   ----------

                           Wire Transfer Instructions
                           --------------------------

1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:


     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                   Exhibit 7(e)8


                    The Children's Institute of Pittsburgh
                      c/o William Blair & Company, L.L.C.
                              22 W. Adams Street
                               Chicago, IL 60606

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

    Re:  CardioDynamics International Corporation
         ----------------------------------------

Ladies and Gentlemen:

    This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                 ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and The Children's Institute of Pittsburgh, a Pennsylvania not-for-profit corporation (the "Purchaser"). Capitalized terms used in this Agreement shall
                  ---------
have the meanings set forth in the attached Schedule B.
                                            ----------

    (1)  Purchase and Sale of Registered Shares.
         --------------------------------------

         (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
             ----------          -----------------
    price equal to the product of the number of Registered Shares multiplied by
                                                                  -------------
    $4.35 (such product, the "Purchase Price").
                              --------------

         (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated
    September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
             ----------
    with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E, and,
                                                                ----------
    simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to be
                    ----------
    delivered to the Purchaser's account through the Depository Trust Company DWAC system.

    (2)  Representations, Warranties and Covenants of the Purchaser.  The
         ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

             (a) Organization; Authority.  The Purchaser is an entity duly
                 -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller         The Allen E. Paulson Living Trust
     by U.S. mail or          Paulson Enterprises
     facsimile transmission:  P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile Numbers.: 858-756-3194

                              Attn: J. Michael Paulson
                                    and Nicholas Diaco

     If to the Seller         The Allen E. Paulson Living Trust
     by courier service:      c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA 90067-3026
                              Facsimile No.: 310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

     (7)  Amendments; Waivers. No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)   Headings.  The headings herein are for convenience only, do not
           --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)   Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10)  No Third-Party Beneficiaries.  This Agreement is intended for the
           ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11)  Governing Law. All questions concerning the construction, validity,
           -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival. The representations, warranties, agreements and covenants
           --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability. In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST


                              By: /s/ John Michael Paulson
                                 -----------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -----------------------------
                              Name:   Nicholas Diaco
                              Title:  Co-Trustee


                              THE CHILDREN'S INSTITUTE OF PITTSBURGH


                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:

                    The Children's Institute of Pittsburgh
                    c/o William Blair & Company, L.L.C.
                    222 W. Adams Street
                    Chicago, Illinois 60606
                    Tel.: (312) 364-8262
                    Fax: (312) 551-4646
                    Attn: Gregory B. Campbell, Esq.

                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                                   Registered Shares Purchased
     ---------                                   ---------------------------

     The Children's Institute of Pittsburgh      14,925

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

The Children's Institute of Pittsburgh:


DTC # 2616
Agent Bank # 27817
Account # 010010596930
Tax ID # 25-0965405

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
   - Chase Manhattan Bank NYC
   - ABA# 021000021
   - Pershing A/C# 930-1-032992
   - Re: Cardio Dynamics
   - FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To: Account Number 720-51920
     FBO: Allen E. Paulson Living Trust

                                                                   Exhibit 7(e)9


                      William Blair Small Cap Growth Fund
                      c/o William Blair & Company, L.L.C.
                              22 W. Adams Street
                              Chicago, IL  60606

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn: J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and William Blair Small Cap Growth Fund, a Massachusetts business trust registered under the Investment Act of 1940 (the "Purchaser"). Capitalized terms
                                                  ---------
used in this Agreement shall have the meanings set forth in the attached Schedule B.
----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

               (a) Organization; Authority.  The Purchaser is an entity duly
                   -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a)  Authorization; Enforcement.  The Seller has the requisite power
               --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b)  No liens on Registered Shares. As of the date on which Registered
               -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d)  Consents and Approvals.  The Seller is not required to obtain any
               ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e)  Certain Fees.  Except for certain fees payable by the Seller as
               ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f)  Disclosure.  The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)   Notices.  Any and all notices or other communications or deliveries
           -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller         The Allen E. Paulson Living Trust
     by U.S. mail or          Paulson Enterprises
     facsimile transmission:  P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile Numbers.: 858-756-3194

                              Attn: J. Michael Paulson
                                    and Nicholas Diaco

     If to the Seller         The Allen E. Paulson Living Trust
     by courier service:      c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA  90067-3026
                              Facsimile No.: 310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

     (7)   Amendments; Waivers. No provision of this Agreement may be waived or
           -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)   Headings.  The headings herein are for convenience only, do not
           --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)   Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10)  No Third-Party Beneficiaries.  This Agreement is intended for the
           ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11)  Governing Law. All questions concerning the construction, validity,
           -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival. The representations, warranties, agreements and covenants
           --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1 (b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent
           ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST


                              By: /s/ John Michael Paulson
                                 -----------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -----------------------------
                              Name:  Nicholas Diaco
                              Title:  Co-Trustee


                              WILLIAM BLAIR SMALL CAP GROWTH FUND


                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:

                    William Blair Small Cap Growth Fund
                    c/o William Blair & Company, L.L.C.
                    222 W. Adams Street
                    Chicago, Illinois 60606
                    Tel.: (312) 364-8262
                    Fax: (312) 551-4646
                    Attn: Gregory B. Campbell, Esq.

                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                                      Registered Shares Purchased
     ---------                                      ---------------------------

     William Blair Small Cap Growth Fund            112,580

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     William Blair Small Cap Growth Fund:

     DTC # 2212
     Agent Bank # 26580
     Account # 77303
     Tax ID # 36-4325841

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
   - Chase Manhattan Bank NYC
   - ABA# 021000021
   - Pershing A/C# 930-1-032992
   - Re: Cardio Dynamics
   - FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  EXHIBIT 7(e)10

                 Kentucky State District Council of Carpenters
                      c/o William Blair & Company, L.L.C.
                              22 W. Adams Street
                              Chicago, IL  60606

                                November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn: J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Kentucky State District Council of Carpenters, an state employee pension plan organized under the laws of Kentucky (the "Purchaser"). Capitalized terms
                                                ---------
used in this Agreement shall have the meanings set forth in the attached Schedule B.
----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

              (a) Organization; Authority.  The Purchaser is an entity duly
                  -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

              (b) Access to Information.  The Purchaser acknowledges that it has
                  ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

              (c) No Conflicts.  The execution, delivery and performance of this
                  ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d)  Consents and Approvals.  The Purchaser is not required to obtain
               ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e)  Delivery Requirements.  The Purchaser shall satisfy all delivery
               ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a)  Authorization; Enforcement.  The Seller has the requisite power
               --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b)  No liens on Registered Shares. As of the date on which Registered
               -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d)  Consents and Approvals.  The Seller is not required to obtain any
               ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e)  Certain Fees.  Except for certain fees payable by the Seller as
               ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f)  Disclosure.  The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller         The Allen E. Paulson Living Trust
     by U.S. mail or          Paulson Enterprises
     facsimile transmission:  P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile Numbers.: 858-756-3194

                              Attn: J. Michael Paulson
                                    and Nicholas Diaco

     If to the Seller         The Allen E. Paulson Living Trust
     by courier service:      c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA  90067-3026
                              Facsimile No.: 310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

     (7)  Amendments; Waivers. No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)   Headings.  The headings herein are for convenience only, do not
           --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)   Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10)  No Third-Party Beneficiaries.  This Agreement is intended for the
           ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11)  Governing Law. All questions concerning the construction, validity,
           -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival. The representations, warranties, agreements and covenants
           --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability. In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST


                              By: /s/ John Michael Paulson
                                 -----------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -----------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee


                              KENTUCKY STATE DISTRICT COUNCIL OF CARPENTERS


                              By:_____________________________________
                              Name:
                              Title:


                    Address for Notice:

                    Kentucky State Council District of Carpenters
                    c/o William Blair & Company, L.L.C.
                    222 W. Adams Street
                    Chicago, Illinois 60606
                    Tel.: (312) 364-8262
                    Fax: (312) 551-4646
                    Attn: Gregory B. Campbell, Esq.
                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                                 Registered Shares Purchased
     ---------                                 ---------------------------

     Kentucky State Council District of
     Carpenters                                16,820

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     Kentucky State Council District of Carpenters:

     DTC # 2669
     Agent Bank # 20290
     Account # 1781063B
     Tax ID # 61-6040103

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  Exhibit 7(e)11

                               Pensionskasse SBB
                      c/o William Blair & Company, L.L.C.
                              22 W. Adams Street
                               Chicago, IL 60606

                               November 5, 2001


The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Pensionskasse SBB, a railway employee pension plan organized under the laws of Switzerland (the "Purchaser"). Capitalized terms used in this Agreement shall
                     ---------
have the meanings set forth in the attached Schedule B.
                                            ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

              (a) Organization; Authority.  The Purchaser is an entity duly
                  -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller         The Allen E. Paulson Living Trust
     by U.S. mail or          Paulson Enterprises
     facsimile transmission:  P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile Numbers.: 858-756-3194

                              Attn: J. Michael Paulson
                                    and Nicholas Diaco

     If to the Seller         The Allen E. Paulson Living Trust
     by courier service:      c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA  90067-3026
                              Facsimile No.:  310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be
          -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)   Headings.  The headings herein are for convenience only, do not
           --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)   Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10)  No Third-Party Beneficiaries.  This Agreement is intended for the
           ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11)  Governing Law. All questions concerning the construction, validity,
           -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival. The representations, warranties, agreements and covenants
           --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent
           ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST


                              By: /s/ John Michael Paulson
                                 -----------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -----------------------------
                              Name:   Nicholas Diaco
                              Title:  Co-Trustee


                              PENSIONSKASSE SBB


                              By:_____________________________________
                              Name:
                              Title:


                    Address for Notice:

                    Pensionskasse SBB
                    c/o William Blair & Company, L.L.C.
                    222 W. Adams Street
                    Chicago, Illinois 60606
                    Tel.: (312) 364-8262
                    Fax: (312) 551-4646
                    Attn: Gregory B. Campbell, Esq.
                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                Registered Shares Purchased
     ---------                ---------------------------

     Pensionskasse SBB        123,100

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     Pensionskasse SBB:


     DTC # 012
     Agent Bank # 03798
     Account # 95400141

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To: Account Number 720-51920
     FBO: Allen E. Paulson Living Trust

                                                                  EXHIBIT 7(e)12

               Rush Presbyterian St. Luke's Pension & Retirement
                      c/o William Blair & Company, L.L.C.
                               22 W. Adams Street
                               Chicago, IL  60606

                                November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Rush Presbyterian St. Luke's Pension & Retirement, an Illinois pension plan (the "Purchaser"). Capitalized terms used in this Agreement shall have the
      ---------
meanings set forth in the attached Schedule B.
                                   ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

          (a) Organization; Authority.  The Purchaser is an entity duly
              -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller            The Allen E. Paulson Living Trust
     by U.S. mail or             Paulson Enterprises
     facsimile transmission:     P.O. Box 9660
                                 Rancho Santa Fe, CA 92067
                                 Facsimile Numbers.: 858-756-3194

                                 Attn: J. Michael Paulson
                                       and Nicholas Diaco

     If to the Seller            The Allen E. Paulson Living Trust
     by courier service:         c/o Del Mar Country Club
                                 6001 Clubhouse Drive
                                 Rancho Santa Fe, CA 92067

     With a copy to:             Gibson, Dunn & Crutcher LLP
                                 2029 Century Park East
                                 Century City, CA  90067-3026
                                 Facsimile No.:  310-551-8741
                                 Telephone No.: 310-552-8500
                                 Attn: Shari Leinwand, Esq.

     If to the Purchaser:        To the address set forth under the
                                 Purchaser's name on the signature
                                 pages hereto

     (7) Amendments; Waivers.    No provision of this Agreement may be
         -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement  shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival.  The representations, warranties, agreements and covenants
          --------
covenants contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution. This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability. In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                  ------------------------------------
                              Name:  John Michael Paulson
                              Title:  Co-Trustee

                              By: /s/ Nicholas Diaco
                                  ------------------------------------
                              Name:  Nicholas Diaco
                              Title:  Co-Trustee

                              RUSH PRESBYTERIAN ST. LUKE'S
                              PENSION & RETIREMENT

                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:

                    Rush Presbyterian St. Luke's Pension & Retirement c/o William Blair & Company, L.L.C.
                    222 W. Adams Street
                    Chicago, Illinois 60606
                    Tel.: (312) 364-8262
                    Fax: (312) 551-4646
                    Attn: Gregory B. Campbell, Esq.

                                   Schedule A
                                   ----------

                    Registered Shares Purchased by Purchaser
                    ----------------------------------------

     Purchaser                               Registered Shares Purchased
     ---------                               ---------------------------

     Rush Presbyterian St. Luke's Pension
     & Retirement                            39,085

                                   Schedule B
                                   ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   Schedule C
                                   ----------

                       Purchaser DTC Account Instructions
                       ----------------------------------

     Rush Presbyterian St. Luke's Pension & Retirement:

     DTC # 2669
     Agent Bank 20290
     Account # 2282270
     Tax ID # 36-2174823

                                   Schedule D
                                   ----------

                       Schedule of Fees Payable by Seller
                       ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                   Schedule E
                                   ----------

                           Wire Transfer Instructions
                           --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  Exhibit 7(e)13

                    Rush Presbyterian St. Luke's Endowment
                      c/o William Blair & Company, L.L.C.
                               22 W. Adams Street
                               Chicago, IL 60606

                                November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Rush Presbyterian St. Luke's Endowment, an Illinois not-for-profit (the "Purchaser"). Capitalized terms used in this Agreement shall have the meanings
 ---------
set forth in the attached Schedule B.
                          ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

          (a) Organization; Authority. The Purchaser is an entity duly
              -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              ---------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller            The Allen E. Paulson Living Trust
     by U.S. mail or             Paulson Enterprises
     facsimile transmission:     P.O. Box 9660
                                 Rancho Santa Fe, CA 92067
                                 Facsimile Numbers.: 858-756-3194

                                 Attn: J. Michael Paulson
                                       and Nicholas Diaco

     If to the Seller            The Allen E. Paulson Living Trust
     by courier service:         c/o Del Mar Country Club
                                 6001 Clubhouse Drive
                                 Rancho Santa Fe, CA 92067

     With a copy to:             Gibson, Dunn & Crutcher LLP
                                 2029 Century Park East
                                 Century City, CA  90067-3026
                                 Facsimile No.:  310-551-8741
                                 Telephone No.: 310-552-8500
                                 Attn: Shari Leinwand, Esq.

     If to the Purchaser:        To the address set forth under the
                                 Purchaser's name on the signature
                                 pages hereto

     (7) Amendments; Waivers. No provision of this Agreement may be waived or
         -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement  shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival.  The representations, warranties, agreements and covenants
          --------
covenants contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution. This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability. In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                  ------------------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                  ------------------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee

                              RUSH PRESBYTERIAN ST. LUKE'S
                              ENDOWMENT

                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:

                    Rush Presbyterian St. Luke's Endowment
                    c/o William Blair & Company, L.L.C.
                    222 W. Adams Street
                    Chicago, Illinois 60606
                    Tel.: (312) 364-8262
                    Fax: (312) 551-4646
                    Attn: Gregory B. Campbell, Esq.

                                   Schedule A
                                   ----------

                    Registered Shares Purchased by Purchaser
                    ----------------------------------------

     Purchaser                                   Registered Shares Purchased
     ---------                                   ---------------------------

     Rush Presbyterian St. Luke's Endoqment      42,500

                                   Schedule B
                                   ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   Schedule C
                                   ----------

                       Purchaser DTC Account Instructions
                       ----------------------------------

     Rush Presbyterian St. Luke's Endowment:

     DTC # 2669
     Agent Bank # 20290
     Account # 2682276
     Tax ID # 36-2174823

                                   Schedule D
                                   ----------

                       Schedule of Fees Payable by Seller
                       ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                   Schedule E
                                   ----------

                           Wire Transfer Instructions
                           --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  Exhibit 7(e)14


                 Children's Institute of Pittsburgh -- Pension
                      c/o William Blair & Company, L.L.C.
                               22 W. Adams Street
                               Chicago, IL 60606

                                November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Children's Institute of Pittsburgh -- Pension, a Pennsylvania pension plan (the "Purchaser"). Capitalized terms used in this Agreement shall have the
      ---------
meanings set forth in the attached Schedule B.
                                   ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

          (a) Organization; Authority.  The Purchaser is an entity duly
              -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3)  Representations and Warranties of the Seller.  The Seller hereby
          --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

          (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

          (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or incurred by it as
                  ----------------
a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified party") shall
                                                   -----------------
promptly notify the Person against whom such indemnity may be sought (the

"indemnifying party") in writing of the occurrence of the facts and
-------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller              The Allen E. Paulson Living Trust
     by U.S. mail or               Paulson Enterprises
     facsimile transmission:       P.O. Box 9660
                                   Rancho Santa Fe, CA 92067
                                   Facsimile Numbers.: 858-756-3194

                                   Attn: J. Michael Paulson
                                         and Nicholas Diaco

     If to the Seller              The Allen E. Paulson Living Trust
     by courier service:           c/o Del Mar Country Club
                                   6001 Clubhouse Drive
                                   Rancho Santa Fe, CA 92067

     With a copy to:               Gibson, Dunn & Crutcher LLP
                                   2029 Century Park East
                                   Century City, CA  90067-3026
                                   Facsimile No.:  310-551-8741
                                   Telephone No.: 310-552-8500
                                   Attn: Shari Leinwand, Esq.

     If to the Purchaser:          To the address set forth under the
                                   Purchaser's name on the signature
                                   pages hereto

     (7)  Amendments; Waivers. No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law. All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival. The representations, warranties, agreements and covenants
          --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution. This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability. In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                 -----------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -----------------------------
                              Name:  Nicholas Diaco
                              Title:  Co-Trustee

                              CHILDREN'S INSTITUTE OF PITTSBURGH
                              -- PENSION

                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:

                    Children's Institute of Pittsburgh -- Pension
                    c/o William Blair & Company, L.L.C.
                    222 W. Adams Street
                    Chicago, Illinois 60606
                    Tel.: (312) 364-8262
                    Fax: (312) 551-4646
                    Attn: Gregory B. Campbell, Esq.

                                   Schedule A
                                   ----------

                    Registered Shares Purchased by Purchaser
                    ----------------------------------------

     Purchaser                                   Registered Shares Purchased
     ---------                                   ---------------------------

     Children's Institute of Pittsburgh --
       Pension                                   3,290

                                   Schedule B
                                   ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   Schedule C
                                   ----------

                       Purchaser DTC Account Instructions
                       ----------------------------------

     Children's Institute of Pittsburgh -- Pension:


     DTC # 2816
     Agent Bank # 27817
     Account # 100021043344
     Tax ID # 25-0965405

                                   Schedule D
                                   ----------

                       Schedule of Fees Payable by Seller
                       ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                   Schedule E
                                   ----------

                           Wire Transfer Instructions
                           --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:


     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  Exhibit 7(e)15


                           MacNeal Health Foundation
                      c/o William Blair & Company, L.L.C.
                               22 W. Adams Street
                               Chicago, IL  60606

                                November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and MacNeal Health Foundation, an Illinois not-for-profit corporation (the

"Purchaser"). Capitalized terms used in this Agreement shall have the meanings
 ---------
set forth in the attached Schedule B.
                          ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

               (a)  Organization; Authority.  The Purchaser is an entity duly
                    -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b)  Access to Information.  The Purchaser acknowledges that it has
               ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d)  Consents and Approvals.  The Purchaser is not required to obtain
               ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e)  Delivery Requirements.  The Purchaser shall satisfy all delivery
               ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3)  Representations and Warranties of the Seller.  The Seller hereby
          --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a)  Authorization; Enforcement.  The Seller has the requisite power
               ---------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b)  No liens on Registered Shares. As of the date on which Registered
               -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d)  Consents and Approvals.  The Seller is not required to obtain any
               ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e)  Certain Fees.  Except for certain fees payable by the Seller as
               ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f)  Disclosure.  The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller         The Allen E. Paulson Living Trust
     by U.S. mail or          Paulson Enterprises
     facsimile transmission:  P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile Numbers.: 858-756-3194

                              Attn: J. Michael Paulson
                                    and Nicholas Diaco

     If to the Seller         The Allen E. Paulson Living Trust
     by courier service:      c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA  90067-3026
                              Facsimile No.:  310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be
          -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law. All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival.  The representations, warranties, agreements and
           --------
covenants contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent
           ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                 -----------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -----------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee

                              MACNEAL HEALTH FOUNDATION

                              By:_____________________________________
                              Name:
                              Title:

                Address for Notice:


                MacNeal Health Foundation
                c/o William Blair & Company, L.L.C.
                222 W. Adams Street
                Chicago, Illinois 60606
                Tel.: (312) 364-8262
                Fax: (312) 551-4646
                Attn: Gregory B. Campbell, Esq.

                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                             Registered Shares Purchased
     ---------                             ---------------------------

     MacNeal Health Foundation             22,800

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     MacNeal Health Foundation:


     DTC # 2669
     Agent Bank # 20290
     Account # 2606949
     Tax ID # 36-4324067

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  EXHIBIT 7(e)16

                                 CF Industries
                      c/o William Blair & Company, L.L.C.
                              22 W. Adams Street
                              Chicago, IL  60606

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and CF Industries, an Illinois corporation (the "Purchaser"). Capitalized terms
                                                 --------
used in this Agreement shall have the meanings set forth in the attached

Schedule B.
----------

     (1) Purchase and Sale of Registered Shares.
         --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2) Representations, Warranties and Covenants of the Purchaser.  The
         ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

             (a) Organization; Authority.  The Purchaser is an entity duly
                 -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              ---------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f)  Disclosure.  The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

             (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

             (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

             (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5) Entire Agreement.  This Agreement contains the entire understanding of
         ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller            The Allen E. Paulson Living Trust
     by U.S. mail or             Paulson Enterprises
     facsimile transmission:     P.O. Box 9660
                                 Rancho Santa Fe, CA 92067
                                 Facsimile Numbers.: 858-756-3194

                                 Attn: J. Michael Paulson
                                       and Nicholas Diaco

     If to the Seller            The Allen E. Paulson Living Trust
     by courier service:         c/o Del Mar Country Club
                                 6001 Clubhouse Drive
                                 Rancho Santa Fe, CA 92067

     With a copy to:             Gibson, Dunn & Crutcher LLP
                                 2029 Century Park East
                                 Century City, CA  90067-3026
                                 Facsimile No.:  310-551-8741
                                 Telephone No.: 310-552-8500
                                 Attn: Shari Leinwand, Esq.

     If to the Purchaser:        To the address set forth under the
                                 Purchaser's name on the signature
                                 pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be
          -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction,
          -------------
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
------------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival. The representations, warranties, agreements and covenants
          --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent
           ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                  ------------------------------
                              Name:  John Michael Paulson
                              Title:  Co-Trustee

                              By: /s/ Nicholas Diaco
                                  ------------------------------
                              Name:  Nicholas Diaco
                              Title:  Co-Trustee

                              CF INDUSTRIES

                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:


                    CF Industries
                    c/o William Blair & Company, L.L.C.
                    222 W. Adams Street
                    Chicago, Illinois 60606
                    Tel.: (312) 364-8262
                    Fax: (312) 551-4646
                    Attn: Gregory B. Campbell, Esq.
                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                Registered Shares Purchased
     ---------                ---------------------------

     CF Industries            13,300

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     CF Industries:


     DTC # 2669
     Agent Bank # 20290
     Account # 2638949
     Tax ID # 13-3895900

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  Exhibit 7(e)17
                               Canton of Zurich
                      c/o William Blair & Company, L.L.C.
                              22 W. Adams Street
                              Chicago, IL  60606

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Canton of Zurich, a canton organized under the laws of Switzerland (the "Purchaser"). Capitalized terms used in this Agreement shall have the meanings
 ---------
set forth in the attached Schedule B.
                          ----------

     (1) Purchase and Sale of Registered Shares.
         --------------------------------------

         (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

         (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2) Representations, Warranties and Covenants of the Purchaser.  The
         ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

              (a) Organization; Authority.  The Purchaser is an entity duly
                  -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              ---------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

             (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

             (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

             (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5) Entire Agreement.  This Agreement contains the entire understanding of
         ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller         The Allen E. Paulson Living Trust
     by U.S. mail or          Paulson Enterprises
     facsimile transmission:  P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile Numbers.: 858-756-3194

                              Attn: J. Michael Paulson
                                    and Nicholas Diaco

     If to the Seller         The Allen E. Paulson Living Trust
     by courier service:      c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA  90067-3026
                              Facsimile No.:  310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be
          -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.   The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction,
          -------------
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
------------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival.  The representations, warranties, agreements and
          --------
covenants contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent
           ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                 -------------------------------------
                              Name:  John Michael Paulson
                              Title:  Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -------------------------------------
                              Name:  Nicholas Diaco
                              Title:  Co-Trustee

                              CANTON OF ZURICH

                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:

                    Canton of Zurich
                    c/o William Blair & Company, L.L.C.
                    222 W. Adams Street
                    Chicago, Illinois 60606
                    Tel.: (312) 364-8262
                    Fax: (312) 551-4646
                    Attn: Gregory B. Campbell, Esq.

                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                Registered Shares Purchased
     ---------                ---------------------------

     Canton of Zurich         211,600

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     Canton of Zurich:

     DTC # 997
     Agent Bank # 29796
     Account # U9B0

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  Exhibit 7(e)18

     Goldman Sachs GDP 2000 Master Fund Ltd. - Fort Point Capital Mgmt LLC
                              c/o Maples & Calder
                           P.. Box 309 Ugland House
                               S. Church Street
                           Georgetown, Grand Cayman
                              British West Indies

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Goldman Sachs GDP 2000 Master Fund Ltd. - Fort Point Capital Mgmt LLC, a company organized under the laws of the Cayman Islands (the "Purchaser").
                                                             ---------
Capitalized terms used in this Agreement shall have the meanings set forth in the attached Schedule B.
             ----------

     (1)  Purchase and Sale of Registered Shares.
          --------------------------------------

          (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

          (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2)  Representations, Warranties and Covenants of the Purchaser.  The
          ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

          (a) Organization; Authority.  The Purchaser is an entity duly
              -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

               (a) Authorization; Enforcement. The Seller has the requisite
                   --------------------------
power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

               (b) No liens on Registered Shares. As of the date on which
                   -----------------------------
Registered Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

               (c) No Conflicts. The execution, delivery and performance of this
                   ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

               (d) Consents and Approvals. The Seller is not required to obtain
                   ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

               (e) Certain Fees. Except for certain fees payable by the Seller
                   ------------
as set forth in Schedule D hereto, no fees or commissions will be payable by the
                ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

               (f) Disclosure. The Seller confirms that neither it nor any other
                   ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5) Entire Agreement.  This Agreement contains the entire understanding of
         ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6) Notices.  Any and all notices or other communications or deliveries
         -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller              The Allen E. Paulson Living Trust
     by U.S. mail or               Paulson Enterprises
     facsimile transmission:       P.O. Box 9660
                                   Rancho Santa Fe, CA 92067
                                   Facsimile Numbers.: 858-756-3194

                                   Attn: J. Michael Paulson
                                         and Nicholas Diaco

     If to the Seller              The Allen E. Paulson Living Trust
     by courier service:           c/o Del Mar Country Club
                                   6001 Clubhouse Drive
                                   Rancho Santa Fe, CA 92067

     With a copy to:               Gibson, Dunn & Crutcher LLP
                                   2029 Century Park East
                                   Century City, CA  90067-3026
                                   Facsimile No.:  310-551-8741
                                   Telephone No.: 310-552-8500
                                   Attn: Shari Leinwand, Esq.

     If to the Purchaser:          To the address set forth under the
                                   Purchaser's name on the signature
                                   pages hereto

     (7) Amendments; Waivers.  No provision of this Agreement may be waived
         -------------------
or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
 -----------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12)  Survival.  The representations, warranties, agreements and
           --------
covenants contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                 -------------------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -------------------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee

                              GOLDMAN SACHS GDP 2000 MASTER FUND LTD. - FORT POINT CAPITAL MGMT. LLC

                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:
                    Goldman Sachs GDP 2000 Master Fund Ltd. - Fort Point Capital Mgmt LLC
                    c/o Maples & Calder
                    P.. Box 309 Ugland House
                    S. Church Street
                    Georgetown, Grand Cayman
                    British West Indies
                    Tel.: 415-394-0450 & 609-497-5500
                    Fax: 415-394-0456

   With a copy to:  Fort Point Capital Management LLC
                    One Montgomery Street
                    San Francisco, CA 94104
                    Tel.: 415-394-0450
                    Fax: 415-394-0456

                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                          Registered Shares Purchased
     ---------                          ---------------------------

     Goldman Sachs GDP 2000 Master
     Fund Ltd. - Fort Point Mgmt LLC    7,070

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     DTC #0773

     Banc of America Securities LLC

     A/C#:  313-15199

     A/C NAME:  GOLDMAN SACHS GDP 2000 MASTER FUND LTD. -
                FORT POINT CAPITAL MGMT LLC

     ATTN:  SAHLE DENEKE

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                           Wire Transfer Instructions
                           --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  Exhibit 7(e)19

                           Blue Coast Partners, L.P.
                             One Montgomery Street
                           San Francisco, CA  94104

                                November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn:  J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Blue Coast Partners, L.P., a California limited partnership (the "Purchaser"). Capitalized terms used in this Agreement shall have the meanings
 --------
set forth in the attached Schedule B.
                          ----------

     (1) Purchase and Sale of Registered Shares.
         --------------------------------------

         (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

         (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 -----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2) Representations, Warranties and Covenants of the Purchaser.  The
         ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

              (a) Organization; Authority.  The Purchaser is an entity duly
                  -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

          (b) Access to Information.  The Purchaser acknowledges that it has
              ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

          (d) Consents and Approvals.  The Purchaser is not required to obtain
              ----------------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

          (e) Delivery Requirements.  The Purchaser shall satisfy all delivery
              ---------------------
requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b) No liens on Registered Shares.  As of the date on which Registered
              -----------------------------
Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d) Consents and Approvals.  The Seller is not required to obtain any
              ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e) Certain Fees.  Except for certain fees payable by the Seller as
              ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f) Disclosure.  The Seller confirms that neither it nor any other
              ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller         The Allen E. Paulson Living Trust
     by U.S. mail or          Paulson Enterprises
     facsimile transmission:  P.O. Box 9660
                              Rancho Santa Fe, CA 92067
                              Facsimile Numbers.: 858-756-3194

                              Attn: J. Michael Paulson
                                    and Nicholas Diaco

     If to the Seller         The Allen E. Paulson Living Trust
     by courier service:      c/o Del Mar Country Club
                              6001 Clubhouse Drive
                              Rancho Santa Fe, CA 92067

     With a copy to:          Gibson, Dunn & Crutcher LLP
                              2029 Century Park East
                              Century City, CA  90067-3026
                              Facsimile No.:  310-551-8741
                              Telephone No.: 310-552-8500
                              Attn: Shari Leinwand, Esq.

     If to the Purchaser:     To the address set forth under the
                              Purchaser's name on the signature
                              pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be
          -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction,
          -------------
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
------------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival.  The representations, warranties, agreements and
          --------
covenants contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13) Execution.  This Agreement may be executed in two or more
          ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability.   In the event that any court of competent
           ------------
jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                 -------------------------------------
                              Name:  John Michael Paulson
                              Title:  Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -------------------------------------
                              Name:  Nicholas Diaco
                              Title:  Co-Trustee

                              BLUE COAST PARTNERS, L.P.

                              By:_____________________________________
                              Name:
                              Title:

                    Address for Notice:
                    Blue Coast Partners, L.P.
                    c/o Fort Point Capital Management LLC
                    One Montgomery Street
                    San Francisco, CA  94104
                    Tel.: 415-394-0450
                    Fax: 415-394-0456

                                  Schedule A
                                  ----------

                   Registered Shares Purchased by Purchaser
                   ----------------------------------------

     Purchaser                      Registered Shares Purchased
     ---------                      ---------------------------

     Blue Coast Partners, L.P.      16,380

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of  common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                      Purchaser DTC Account Instructions
                      ----------------------------------

     DTC #0773

     Banc of America Securities LLC

     A/C#:  118-14009

     A/C NAME:  BLUE COAST PARTNERS, L.P.

     ATTN:  SAHLE DENEKE

     TaxID 94-3354853

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                          Wire Transfer Instructions
                          --------------------------
1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust

                                                                  Exhibit 7(e)20

                         Green Coast Offshore Limited
                    c/o Citco Fund Services (Curacao) N.V.
                              P.O. Box 31106 SMB
                  West Bay Road, Grand Cayman, Cayman Islands
                              British West Indies

                               November 5, 2001

The Allen E. Paulson Living Trust
Paulson Enterprises
P.O. Box 9660
Rancho Santa Fe, CA 92067
Attn: J. Michael Paulson and Nicholas Diaco

     Re:  CardioDynamics International Corporation
          ----------------------------------------

Ladies and Gentlemen:

     This letter agreement (this "Agreement"), dated as of November 5, 2001, is
                                  ---------
between The Allen E. Paulson Living Trust, a California trust (the "Seller"),
                                                                    ------
and Green Coast Offshore Limited, a mutual fund formed under the laws of the Cayman Islands (the "Purchaser"). Capitalized terms used in this Agreement shall
                     ---------
have the meanings set forth in the attached Schedule B.
                                            ----------

     (1) Purchase and Sale of Registered Shares.
         --------------------------------------

         (a) The Purchaser shall purchase from the Seller and the Seller shall sell to the Purchaser, the number of registered shares of Common Stock set forth on Schedule A hereto ("Registered Shares") for an aggregate purchase
              ----------          -----------------
     price equal to the product of the number of Registered Shares multiplied by
                                                                   -------------
     $4.35 (such product, the "Purchase Price").
                               --------------

         (b) No later than ten (10) Business Days following the date on which the supplement to the prospectus and registration statement, dated September 26, 2001, shall become effective (the "Registered Shares Sale Date"): (i) the Purchaser shall, in accordance with and in the amounts set forth on Schedule E hereto (as the same may be amended from time to time
              ----------
     with the mutual consent of the Purchaser and the Seller), pay the Purchase Price for the Registered Shares to the parties set forth on Schedule E,
                                                                 ----------
     and, simultaneously therewith, (ii) the Seller shall, pursuant to the account instructions on Schedule C hereto, cause the Registered Shares to
                             ----------
     be delivered to the Purchaser's account through the Depository Trust Company DWAC system.

     (2) Representations, Warranties and Covenants of the Purchaser.  The
         ----------------------------------------------------------
Purchaser represents, warrants and covenants to the Seller as follows:

               (a) Organization; Authority.  The Purchaser is an entity duly
                   -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of Registered Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

               (b) Access to Information. The Purchaser acknowledges that it has
                   ---------------------
reviewed all necessary information concerning the Seller (including, without limitation, the registration statement and prospectus, dated September 26, 2001, with respect to the Registered Shares, the supplement thereto and the most recent quarterly statement of the Company on Form 10-Q on file with the Commission), and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Seller concerning the terms and conditions of the offering of the Registered Shares and the merits and risks of investing in the Registered Shares; and (ii) the opportunity to obtain such additional information which the Seller possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

               (c) No Conflicts. The execution, delivery and performance of this
                   ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Purchaser.

               (d) Consents and Approvals. The Purchaser is not required to
                   ----------------------
obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement.

               (e) Delivery Requirements. The Purchaser shall satisfy all
                   ---------------------
delivery requirements under the Securities Act of 1933, as amended, with respect to any resales of the Registered Shares to subsequent purchasers.

     (3) Representations and Warranties of the Seller.  The Seller hereby
         --------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) Authorization; Enforcement.  The Seller has the requisite power
              --------------------------
and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. The Seller is not in violation of any of the provisions of its organizational or charter documents as a result of the transactions contemplated in this Agreement.

          (b)  No liens on Registered Shares.  As of the date on which
               -----------------------------
Registered Shares are delivered to the Purchaser pursuant to the terms hereof, the Seller will be the sole beneficial owner of the Registered Shares and at the time that Registered Shares are delivered to the Purchaser such Registered Shares will not be subject to any liens, pledges, encumbrances, security interests, or other restrictions.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Seller and the consummation by the Seller of the transaction contemplated hereby do not and will not (i) conflict with or violate any provision of the Seller's organizational or charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement or other instrument or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected, except to the extent that any such violation would not have a material adverse effect on the Seller.

          (d)  Consents and Approvals.  The Seller is not required to obtain any
               ----------------------
consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller of this Agreement, other than reports of beneficial ownership to applicable governmental authorities, which the Seller agrees to promptly make.

          (e)  Certain Fees.  Except for certain fees payable by the Seller as
               ------------
set forth in Schedule D hereto, no fees or commissions will be payable by the
             ----------
Seller to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

          (f)  Disclosure.  The Seller confirms that neither it nor any other
               ----------
Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions with respect to the Registered Shares.

     (4)  Indemnification.
          ---------------

               (a) The Seller agrees to indemnify and hold harmless the Purchaser, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Seller in this Agreement.

               (b) The Purchaser agrees to indemnify the Seller and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) ("Purchaser Losses") which may be suffered or
                                   ----------------
incurred by it as a result of any breach of any representation, warranty, or covenant made by the Purchaser in this Agreement.

               (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "indemnified
                                                                    -----------
party") shall promptly notify the Person against whom such indemnity may be
-----
sought (the "indemnifying party") in writing of the occurrence of the facts and
             ------------------
circumstances giving rise to such claim. The failure of any Person to deliver the notice required by this Section shall not in any way affect the indemnifying party's indemnification obligation hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent may not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment and the indemnifying party shall obtain a full release of the indemnified party.

     (5)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect thereto.

     (6)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (California time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (California time) on any date, and (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Seller                The Allen E. Paulson Living Trust
     by U.S. mail or                 Paulson Enterprises
     facsimile transmission:         P.O. Box 9660
                                     Rancho Santa Fe, CA 92067
                                     Facsimile Numbers.: 858-756-3194

                                     Attn: J. Michael Paulson
                                           and Nicholas Diaco

     If to the Seller                The Allen E. Paulson Living Trust
     by courier service:             c/o Del Mar Country Club
                                     6001 Clubhouse Drive
                                     Rancho Santa Fe, CA 92067

     With a copy to:                 Gibson, Dunn & Crutcher LLP
                                     2029 Century Park East
                                     Century City, CA 90067-3026
                                     Facsimile No.:  310-551-8741
                                     Telephone No.: 310-552-8500
                                     Attn: Shari Leinwand, Esq.

     If to the Purchaser:            To the address set forth under the
                                     Purchaser's name on the signature
                                     pages hereto

     (7)  Amendments; Waivers.  No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (8)  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (9)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. Neither the Seller nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser or the Seller, respectively.

     (10) No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (11) Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the Central District of the City of Los Angeles (the "California Courts"). Each party hereto hereby irrevocably submits to the
------------------
jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or that such California Courts are inconvenient or will be an improper forum for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     (12) Survival.  The representations, warranties, agreements and covenants
          --------
contained herein shall survive the closing until the date on which the Registered Shares are delivered to the Purchaser pursuant to Section 1(b).

     (13)  Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     (14)  Severability. In the event that any court of competent jurisdiction
           ------------
shall determine that any provision, or any portion thereof, contained in this Agreement is unenforceable in any respect, then such provision shall be deemed limited to the extent such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall be the interpreted as if such provision were so excluded and shall nevertheless remain in full force and effect. With regard to any provision, or portion thereof deemed wholly unenforceable, the parties shall attempt to agree upon a valid and enforceable provision or portion thereof, which shall be a reasonable substitute therefor, and upon such agreement, shall incorporate such substitute provision or portion thereof in this Agreement.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                            SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              THE ALLEN E. PAULSON LIVING TRUST

                              By: /s/ John Michael Paulson
                                 -------------------------------------
                              Name:  John Michael Paulson
                              Title: Co-Trustee

                              By: /s/ Nicholas Diaco
                                 -------------------------------------
                              Name:  Nicholas Diaco
                              Title: Co-Trustee

                              GREEN COAST OFFSHORE LIMITED

                              By:_____________________________________
                              Name:
                              Title:

                        Address for Notice:
                        Green Coast Offshore Limited
                        c/o Citco Fund Services (Curacao) N.V.
                        P.O. Box 31106 SMB
                        West Bay Road, Grand Cayman, Cayman Islands
                        British West Indies
                        Tel.: 415-394-0450 & 011-5999-732-2222
                        Fax: 415-394-0456

    With a copy to:
                        Fort Point Capital Management LLC
                        One Montgomery Street
                        San Francisco, CA  94104
                        Tel.: 415-394-0450
                        Fax: 415-394-0456

                                  Schedule A
                                  ----------

                    Registered Shares Purchased by Purchaser
                    ----------------------------------------

     Purchaser                        Registered Shares Purchased
     ---------                        ---------------------------

     Green Coast Offshore Limited     37,660

                                  Schedule B
                                  ----------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" shall mean any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in New York City or California are authorized or required by law or other governmental action to close.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of common stock, no par value per
      ------------
share of CardioDynamics International Corporation.

     "Company" shall mean CardioDynamics International Corporation.
      -------

     "Person" means an individual or corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                  Schedule C
                                  ----------

                       Purchaser DTC Account Instructions
                       ----------------------------------

     DTC #0773

     Banc of America Securities LLC

     A/C#:  313-14766

     A/C NAME:  GREEN COAST OFFSHORE LIMITED

     ATTN:  SAHLE DENEKE

                                  Schedule D
                                  ----------

                      Schedule of Fees Payable by Seller
                      ----------------------------------

In connection with the purchase of Registered Shares under this Agreement, the Seller shall pay (i) to Gruntal & Co., L.L.C., a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser and for the Registered Shares and
(ii) to the Company, a dollar amount equal to 2.00% of the gross purchase price paid by the Purchaser for the Registered Shares.

                                  Schedule E
                                  ----------

                           Wire Transfer Instructions
                           --------------------------


1. The sum equal to 2.00% of the Purchase Price shall be paid to the Company by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     CardioDynamics International Corporation's Wire Transfer Instructions
     ---------------------------------------------------------------------
     Comerica Bank
     San Diego Regional Office
     San Diego, CA 92101
     Phone (858) 338-1500
     Account number 1891661462
     Routing/ABA Number 121137522
     In favor of:
     CardioDynamics International Corporation
     6175 Nancy Ridge Drive, Suite 300
     San Diego, CA 92121

2. The sum equal to 2.00% of the Purchase Price shall be paid to Gruntal & Co., L.L.C. by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     Gruntal & Co., L.L.C. Wire Transfer Instructions
     ------------------------------------------------
     Pershing
-    Chase Manhattan Bank NYC
-    ABA# 021000021
-    Pershing A/C# 930-1-032992
-    Re: Cardio Dynamics
-    FFC BondInvest A/C# 75F-891578

3. The remainder of the Purchase Price shall be paid to the Seller by wire transfer of immediately available funds, pursuant to the following wire transfer instructions:

     The Allen E. Paulson Living Trust's Wire Transfer Instructions
     --------------------------------------------------------------

     DTC #352
     Citibank
     111 Wall Street
     New York, NY
     Routing/ABA Number 021000089
     Bear Stearns Account Number 0925-3186

     For Further Credit To:  Account Number 720-51920
     FBO:  Allen E. Paulson Living Trust